UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2026

GLOBAL TECH INDUSTRIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-10210	90-1604380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 State Ave NE, Suite 1014

Olympia, Washington 98501

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 910-1563

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	GTII	OTC Markets (OTCID)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on September 18, 2024, the Eighth Judicial District Court of the State of Nevada in and for Clark County (the “Court”) entered an Order Appointing Receiver in the action styled White Rocks (BVI) Holdings Inc., et al. v. David Reichman, Kathy M. Griffin, Frank Benintendo, Donald Gilbert, et al., Global Tech Industries Group, Inc., as Nominal Defendant, Case No. A-24-896359-B (the “Receivership Order”), appointing Paul L. Strickland as the Court-Appointed Receiver (the “Receiver”) of Global Tech Industries Group, Inc. (the “Company” or “GTII”).

On July 17, 2026, the Receiver filed with the Court a Receiver’s Comprehensive Status Report and Consolidated Report of Investigation, Administration, and Going-Forward Plan (the “Comprehensive Status Report”), a copy of which is filed as Exhibit 99.1 to, and incorporated by reference in, this Current Report on Form 8-K. The action has been reassigned to Department 15 of the Court.

The Comprehensive Status Report consolidates and synthesizes the Receiver’s First through Seventh Interim Reports and states the estate’s current status and the Receiver’s going-forward plan. Among other things, the Comprehensive Status Report describes how the Receivership came to be and the nature and business of GTII; the results of the Receiver’s investigation into the conduct of the Company’s former officers, directors, and affiliated professionals; the cash and stock assets the Receiver has marshaled and the settlements and recoveries achieved to date; the status of the Company’s audit for the fiscal years ended December 31, 2023 and December 31, 2024 and the Company’s return to Securities and Exchange Commission reporting compliance; the claims asserted against the estate; the Court’s Freeze Order and related disputed-share Transfer Order; the Receiver’s fees and administration of the estate; and the Receiver’s plan for concluding the Receivership on terms intended to preserve and enhance value for GTII’s public shareholders, including the settlement, audit, investigation, and pending transaction workstreams. The foregoing description is qualified in its entirety by reference to the full text of the Comprehensive Status Report filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Receiver’s Comprehensive Status Report and Consolidated Report of Investigation, Administration, and Going-Forward Plan, dated July 17, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL TECH INDUSTRIES GROUP, INC.

Date: July 20, 2026	By:	/s/ Paul L. Strickland
Paul L. Strickland
Court-Appointed Receiver

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